Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report of International Isotopes Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Form 10-K”), I, Steve T. Laflin, Chief Executive Officer of the Company, in my capacity as such, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

The Form 10-K fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 24, 2016	/s/ Steve T. Laflin
Steve T. Laflin
Chief Executive Officer